EXHIBIT 24.1

POWER OF ATTORNEY

The directors and officers whose signatures appear below hereby make, constitute and appoint Nicholas J. Chulos, Executive Vice President, Chief Legal Officer and Corporate Secretary of Old National Bancorp (the “Registrant”), to act as their true and lawful attorney-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file the registration statement on Form S-3 and all amendments and post-effective amendments to such registration statement, making such changes to such registration statement as the Registrant deems necessary or appropriate, and generally to do all things in their names and in their capacities as directors and officers to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated below on May 31, 2023.

Name and Signature	Title
/s/ James C. Ryan, III James C. Ryan, III	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Brendon B. Falconer Brendon B. Falconer	Chief Financial Officer (Principal Financial Officer)

/s/ Angela L. Putnam Angela L. Putnam	Chief Accounting Officer (Principal Accounting Officer)

/s/ Barbara A. Boigegrain Barbara A. Boigegrain	Director

/s/ Thomas L. Brown Thomas L. Brown	Director

/s/ Kathryn J. Hayley Kathryn J. Hayley	Director

/s/ Peter J. Henseler Peter J. Henseler	Director

/s/ Daniel S. Hermann Daniel S. Hermann	Director

/s/ Ryan C. Kitchell Ryan C. Kitchell	Director

/s/ Austin M. Ramirez Austin M. Ramirez	Director

/s/ Ellen A. Rudnick Ellen A. Rudnick	Director

/s/ Thomas E. Salmon Thomas E. Salmon	Director

/s/ Michael L. Scudder Michael L. Scudder	Director

/s/ Rebecca S. Skillman Rebecca S. Skillman	Director

/s/ Michael J. Small Michael J. Small	Director

/s/ Derrick J. Stewart Derrick J. Stewart	Director

/s/ Stephen C. Van Arsdell Stephen C. Van Arsdell	Director

/s/ Katherine E. White Katherine E. White	Director

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